UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2006

VESTIN REALTY MORTGAGE I, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-125347	20-4028839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8379 WEST SUNSET ROAD
LAS VEGAS, NEVADA 89113
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

Vestin Realty Trust I, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective May 1, 2006, at 9:07 a.m., Nevada time (the “Effective Time”), Vestin Fund I, LLC (“Fund I”) has merged with and into Vestin Realty Mortgage I, Inc. (“Vestin Realty I”) pursuant to the terms and conditions of that certain Agreement and Plan of Merger by and between Fund I and Vestin Realty I. The merger implemented the restructuring of the business operations of Fund I to allow Vestin Realty I, as the surviving entity in the merger, to qualify as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes.

As a consequence of the merger and the REIT conversion:

•
each outstanding unit of Fund I (a “Unit”) has been converted into a right to receive (i) one share of Vestin Realty I common stock (the “Vestin Realty Stock”) and (ii) cash in lieu of any fractional Units calculated based upon the value of $9.75 per whole Unit, which represents the stated Unit value of the Fund I membership interest as of the date the merger was approved;

•	Fund I ceased to exist as of the Effective Time;

•	Vestin Realty I succeeded to and will continue to operate, directly or indirectly, all of the existing business of Fund I;

•
the rights of stockholders of Vestin Realty I are governed by the articles of incorporation and bylaws of Vestin Realty I, and also will be governed by the articles supplementary and related stockholder rights’ plan, which Vestin Realty I expects will become effective during the second quarter of 2006; and

•
Vestin Mortgage, Inc. will continue to manage Vestin Realty I’s day-to-day business operations, subject to the oversight of the board of directors of Vestin Realty I, pursuant to the terms and conditions of a management agreement.

The common stock of Vestin Realty I has been approved for listing on the Nasdaq National Market under the ticker symbol “VRTA.” Vestin Realty I has targeted trading on the shares to begin on or about June 1, 2006.

In connection with the merger and REIT conversion, Vestin Realty I formed a wholly-owned taxable REIT subsidiary, Vestin TRS, Inc., a Nevada corporation, in order to hold certain properties to avoid 100% U.S. federal penalty taxes on any income from the future sale of these properties.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

Incorporated herein by reference are the financial statements of Fund I for the year ended June 30, 2005 (audited) and for the quarter ended September 30, 2005 (unaudited) that are included in the proxy statement/prospectus that is a part of the Pre-Effective Amendment No. 3 to the Registration Statement on Form S-4 of Vestin Realty I filed with the Securities and Exchange Commission on January 4, 2006.

(d) Exhibits.

Please see the attached exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN REALTY MORTGAGE I, INC.

	By	Vestin Mortgage, Inc., its sole manager

Date: May 1, 2006	By	/s/ John Alderfer
John Alderfer
Chief Financial Officer

Exhibit Index

Exhibit
Number			Document

	2	.1*
Form of Agreement and Plan of Merger between Vestin Fund I, LLC and the Registrant is included as Annex A to the proxy statement/prospectus that is part of Pre-Effective Amendment No. 3 to the Registration Statement on Form S-4 (the “Registration Statement”)

	3	.1*	Articles of Incorporation of the Registrant is included as Annex B to the proxy statement/prospectus that is part of the Registration Statement.

	3	.2*	Bylaws of the Registrant is included as Annex D to the proxy statement/prospectus that is part of the Registration Statement.

	3	.3*	Form of Articles Supplementary of the Registrant is included as Annex C to the proxy statement/prospectus that is part of the Registration Statement.

	3.	4**	Articles of Amendment of the Registrant’s Articles of Incorporation

	4	.1*	Reference is made to Exhibits 3.1, 3.2, 3.3 and 3.4

	4	.2***	Specimen Common Stock Certificate

	4	.3****	Form of Rights Certificate

	10	.1*	Form of Management Agreement between Vestin Mortgage, Inc. and the Registrant is included as Annex E to the proxy statement/prospectus that is part of the Registration Statement.

	10	.2****	Form of Rights Agreement between the Registrant and the rights agent

*	Previously filed as part of the Registration Statement and incorporated herein by reference.
**	Previously filed by the Registrant as an exhibit to the Form 8-K filed on April 25, 2006 and incorporated herein by reference.
***	Previously filed as an exhibit to Pre-Effective Amendment No. 4 to the Registration Statement on Form S-4, filed on January 31, 2006.
****	Previously filed as an exhibit to Pre-Effective Amendment No. 3 to the Registration Statement on Form S-4, filed on January 4, 2006.